Exhibit 10.2

FOURTH AMENDMENT TO REVOLVING CREDIT NOTE

THIS AMENDMENT AGREEMENT is made as of the 15th day of May, 2012 among TNP SRT SECURED HOLDINGS, LLC, a Delaware limited liability company, TNP SRT SAN JACINTO, LLC, a Delaware limited liability company, TNP SRT CRAIG PROMENADE, LLC, a Delaware limited liability company, TNP SRT MORNINGSIDE MARKETPLACE, LLC, a Delaware limited liability company, TNP SRT COCHRAN BYPASS, LLC, a Delaware limited liability company, TNP SRT ENSENADA SHOPPING CENTER, LLC, a Delaware limited liability company, TNP SRT TURKEY CREEK, LLC, a Delaware limited liability company, and TNP SRT AURORA COMMONS, LLC, a Delaware limited liability company (individually and collectively, jointly and severally the “Maker”), and KEYBANK NATIONAL ASSOCIATION, a national banking association, having an address at 225 Franklin Street, 18th Floor, Boston, Massachusetts 02110 (“Payee”).

W I T N E S S E T H   T H A T:

WHEREAS, the Maker has executed and delivered to the Payee a certain Revolving Credit Note dated as of December 17, 2010 in the principal amount of $35,000,000, as amended by that certain Amendment to Revolving Credit Note, dated May 26, 2011, that certain Second Amendment to Revolving Credit Note, dated September 22, 2011, and that certain Third Amendment to Revolving Credit Note, dated January 9, 2012, and as further amended and affected by various Joinder Agreements and Letter Agreements executed in connection therewith pursuant to which some of the Makers were added and removed as co-makers, which Note, amendments to the Note, Joinder Agreements and Letter Agreements are hereby incorporated by reference herein and made a part hereof (the “Note”);

WHEREAS, the parties hereto acknowledge that, as of April 30, 2012, the maximum principal amount of the Note was scheduled automatically to decrease from $43,000,000 to $35,000,000;

WHEREAS, the parties hereto desire to amend the Note in the manner hereinafter set forth;

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. This Note is hereby amended to increase the principal amount of the Note from $43,000,000 to $60,000,000 or the aggregate unpaid principal amount outstanding under the Note, whichever is less; but any amounts in excess of $45,000,000 shall be repaid by December 1, 2012.

2. All references to the Note in the Loan Documents shall be deemed to include this amendment to the Note and any other amendments which may be executed. This Amendment may be executed in counterparts, each of which is an original and all of which together constitute one document.

3. Except as modified and amended hereby, the Note shall remain in full force and effect and is in all other respects ratified and confirmed.

(Signatures on next page)

2

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the day and year indicated above.

PAYEE:	KEYBANK NATIONAL ASSOCIATION

	By:	/s/ Christopher T. Neil
Christopher T. Neil
Senior Relationship Manager

MAKER:	TNP SRT SECURED HOLDINGS, LLC, a Delaware limited liability company

	By:	TNP Strategic Retail Operating Partnership, LP, its sole member

		By:	TNP Strategic Retail Trust, Inc., its general partner

		By:	/s/ James Wolford
Print Name: James Wolford Title: Chief Financial Officer

TNP SRT SAN JACINTO, LLC, a Delaware limited liability company

	By	TNP SRT Secured Holdings, LLC, a Delaware limited liability company, its Sole Member

		By:	TNP Strategic Retail Operating Partnership, LP, a Delaware limited partnership, its Sole Member

			By:	TNP Strategic Retail Trust, Inc., a Maryland corporation, its General Partner

		By:	/s/ James Wolford
Print Name: James Wolford Title: Chief Financial Officer

[Fourth Amendment to Revolving Credit Note (TNP SRT Line)]

TNP SRT CRAIG PROMENADE, LLC, a Delaware limited liability company

By	TNP SRT Secured Holdings, LLC, a Delaware limited liability company, its Sole Member

	By:	TNP Strategic Retail Operating Partnership, LP, a Delaware limited partnership, its Sole Member

		By:	TNP Strategic Retail Trust, Inc., a Maryland corporation, its General Partner

	By:	/s/ James Wolford
Print Name: James Wolford Title: Chief Financial Officer

TNP SRT MORNINGSIDE MARKETPLACE, LLC, a Delaware limited liability company

By	TNP SRT Secured Holdings, LLC, a Delaware limited liability company, its Sole Member

	By:	TNP Strategic Retail Operating Partnership, LP, a Delaware limited partnership, its Sole Member

		By:	TNP Strategic Retail Trust, Inc., a Maryland corporation, its General Partner

	By:	/s/ James Wolford
Print Name: James Wolford Title: Chief Financial Officer

[Fourth Amendment to Revolving Credit Note (TNP SRT Line)]

TNP SRT COCHRAN BYPASS, LLC, a Delaware limited liability company

By	TNP SRT Secured Holdings, LLC, a Delaware limited liability company, its Sole Member

	By:	TNP Strategic Retail Operating Partnership, LP, a Delaware limited partnership, its Sole Member

		By:	TNP Strategic Retail Trust, Inc., a Maryland corporation, its General Partner

		By:	/s/ James Wolford
Print Name: James Wolford
Title: Chief Financial Officer

TNP SRT ENSENADA SHOPPING CENTER, LLC, a Delaware limited liability company

By	TNP SRT Secured Holdings, LLC, a Delaware limited liability company, its Sole Member

	By:	TNP Strategic Retail Operating Partnership, LP, a Delaware limited partnership, its Sole Member

		By:	TNP Strategic Retail Trust, Inc., a Maryland corporation, its General Partner

		By:	/s/ James Wolford
Print Name: James Wolford
Title: Chief Financial Officer

[Fourth Amendment to Revolving Credit Note (TNP SRT Line)]

TNP SRT TURKEY CREEK, LLC, a Delaware limited liability company

By	TNP SRT Secured Holdings, LLC, a Delaware limited liability company, its Sole Member

	By:	TNP Strategic Retail Operating Partnership, LP, a Delaware limited partnership, its Sole Member

		By:	TNP Strategic Retail Trust, Inc., a Maryland corporation, its General Partner

		By:	/s/ James Wolford
Print Name: James Wolford
Title: Chief Financial Officer

TNP SRT AURORA COMMONS, LLC, a Delaware limited liability company

By	TNP SRT Secured Holdings, LLC, a Delaware limited liability company, its Sole Member

	By:	TNP Strategic Retail Operating Partnership, LP, a Delaware limited partnership, its Sole Member

		By:	TNP Strategic Retail Trust, Inc., a Maryland corporation, its General Partner

		By:	/s/ James Wolford
Print Name: James Wolford
Title: Chief Financial Officer

[Fourth Amendment to Revolving Credit Note (TNP SRT Line)]